         LOAN AGREEMENT, dated as of March 14, 1997 (as amended, modified or supplemented from time to time, this "AGREEMENT"), among HOMESIDE LENDING, INC., a Florida corporation (the "BORROWER"), and MERRILL LYNCH MORTGAGE CAPITAL INC., a Delaware corporation (the "LENDER"), and THE CHASE MANHATTAN BANK, as Collateral Agent hereunder (in such capacity, the "COLLATERAL AGENT") and as "Lender" under the Chase Agreement (as defined below).

         The parties hereto hereby agree as follows:

         1. DEFINED TERMS. As used in this Agreement, capitalized terms defined in the Credit Agreement (as defined below) and not otherwise defined herein have the meanings given in the Credit Agreement, or in the case of paragraph 4 hereof and the definition of Collateral below, the HomeSide Security Agreement (as such terms are modified in such paragraph and such definition), and the following terms have the meanings specified below:

         "Chase" means The Chase Manhattan Bank, a New York banking corporation.
          -----

         "CHASE AGREEMENT" means the Loan Agreement, dated as of January 15, 1997, between the Borrower and Chase, as the same has been and may be amended, supplemented or modified from time to time.

         "CHASE COLLATERAL" means "Collateral" under and as defined in the Chase Agreement.

         "CHASE OBLIGATIONS" means all "Obligations" under and as defined in the Chase Agreement.

         "CREDIT AGREEMENT" means (i) the Amended and Restated Credit Agreement, dated as of January 31, 1997, among (a) the Borrower, (b) Honolulu Mortgage Company, Inc., (c) the lenders and agents parties thereto, (d) the Lenders from time to time designated as Balance Lenders thereunder, (e) The First National Bank of Boston, as Collateral Agent, (f) NationsBank of Texas, N.A., as Syndication Agent, (g) the Senior Managing Agent, Managing Agents and Co- Agents and (h) Chase, as Administrative Agent, and (ii) any credit agreement which amends and restates or otherwise replaces the Credit Agreement referred to in clause (i) above, in each case as the same may be amended, modified or supplemented from time to time.

         "COLLATERAL" means (i) Servicing Rights, (ii) Servicing Contracts,
(iii) rights to receive payments in connection with Servicing Contracts and Servicing Rights, whether on account of the performance of services, upon the termination of Servicing Rights, Servicing Contracts or otherwise (including, without limitation, all Eligible Servicing Receivables (and all deeds, contracts, agreements, instruments of title and other documents received or receivable in respect thereof)), (iv) rights with respect to the placement of escrow deposits associated with such Servicing Rights and Servicing Contracts and all rights to the payment of money or provision of concessions or services with respect thereto, (v) those Mortgage Loans owned by the Borrower and described on Schedule II hereto, and (vi) all Proceeds of each of the foregoing, PROVIDED that the foregoing term "Servicing Contracts" shall have the meaning ascribed thereto in the

HomeSide Security Agreement, but only in reference to the contracts listed on
Schedule I hereto, and the foregoing terms "Servicing Rights" and "Eligible Servicing Receivables" shall have the meanings ascribed thereto in the HomeSide Security Agreement to the extent, and as if, such terms and the items described in such terms related only to such Servicing Contracts as defined above.

         "HOMESIDE SECURITY AGREEMENT" means the HomeSide Security Agreement (as defined in the Credit Agreement) and any security agreement which amends and restates or otherwise replaces such HomeSide Security Agreement under the Credit Agreement, in each case as the same may be amended, modified or supplemented from time to time.

         "OBLIGATIONS" means the unpaid principal of and interest on the Loans and the Note and all other obligations and liabilities of the Borrower to the Lender (including, without limitation, interest accruing at the then applicable rate provided in the Note after the maturity of the Loans and interest accruing at the then applicable rate provided in the Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Loans, the Note, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of this Agreement).

         2. AMOUNT AND TERMS OF LOANS. Subject to the terms and conditions hereof and so long as no Event of Default (as defined herein) has occurred and in continuing, the Lender agrees to make revolving credit loans (the "LOANS") to the Borrower from time to time during the period from the Initial Loan Date (as defined below), through but not including the Maturity Date (as defined in the
Note) in an aggregate principal amount not to exceed $35,000,000 outstanding at any time. The Loans shall be evidenced by a promissory note (the "NOTE") of the Borrower, substantially in the form of Exhibit A, to be executed and delivered to the Lender on the Initial Loan Date. The Borrower hereby unconditionally promises to pay to the Lender the then unpaid principal amount of the Loans outstanding on the Maturity Date (or the then unpaid principal amount of the Loans on the date that the Loans become due and payable pursuant to paragraph
5). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the Initial Loan Date until payment in full thereof at the rate per annum, and on the dates, set forth in the Note. The Loans may be borrowed on any Business Day upon notice to the Lender prior to 2:00 P.M. New York City times on the date of such borrowing (which such notice shall be accompanied by such information regarding the value of the Collateral as shall be requested by the Lender) and may be prepaid at any time with out premium or penalty.

         3. COVENANTS. The Borrower hereby covenants and agrees that, so long as any amount is outstanding or unpaid hereunder under the Note, the Borrower shall comply with all the covenants and agreement set forth in Section 7 and Section 8 of the Credit Agreement, and such provisions of the Credit Agreement (other than Section 8.3, 8.9 and 8.11 thereof) are incorporated herein by reference, MUTATIS MUTANDIS, PROVIDED that (i) all references therein to the "Administrative Agent" or "Lenders" shall be deemed to refer to the Lender and (ii) such other modifications thereto shall be deemed made as are necessary to effectuate the intent of the parties hereunder.

         4. COLLATERAL; SECURITY AGREEMENT. As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Obligations and to induce the Lender to make the Loans, (i) the Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, for the benefit of the Lender, and hereby grants to the Collateral Agent, for the benefit of the Lender, a security interest in, all of the Borrower's rights, title and interest in, to and under the Collateral, and (ii) the Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, for the benefit of the Lender, and hereby grants to the Collateral Agent, for the benefit of the Lender, a second priority security interest in, all of the Borrower's right, title and interest in, to and under the Chase Collateral, which security interest shall be subject to the prior rights of Chase therein under the Chase Agreement, as further described in paragraph 5(b) hereof. In addition, as collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Chase Obligations and to induce Chase to agree to the provisions hereof and to make further Loans under the Chase Agreement, the Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, for the benefit of Chase, and hereby grants to the Collateral Agent, for the benefit of Chase, a second priority security interest shall be subject to the prior rights of the Lender therein under this Agreement, as further described in paragraph 5(b) hereof. All provisions of the HomeSide Security Agreement are incorporated by reference herein, MUTATIS MUTANDIS, to the extent applicable to any of the Collateral as defined above, and the Borrower agrees, covenants and makes representations and warranties herein as set forth therein, PROVIDED that (i) all references therein related to items of type included in such Collateral shall be deemed to refer only to such items included in or related to such Collateral, and the terms defined therein and referred to in the definition of Collateral herein shall be modified as set forth in such definition, (ii) all references therein to the "Collateral Agent" or "Administrative Agent" shall be deemed to refer the Collateral Agent as defined herein, and all references therein to "Lenders" shall be deemed to refer to the Lender and Chase, (iii) all references therein to "Grantor" shall be deemed to refer to the Lender and Chase, (iii) all references therein to "Grantor" shall be deemed to refer to the Borrower, (iv) provisions solely relating to items of Collateral under (and as defined in) the HomeSide Security Agreement that are not included in the definition of Collateral above shall be disregarded for purposes hereof and (v) such other modifications thereto shall be deemed made as are necessary to effectuate the intent of the parties hereunder. Without limiting the foregoing, the Collateral Agent, Chase and the Lender shall have all rights and remedies of a secured party in respect of the Collateral as provided under the Uniform Commercial Code in effect in the State of New York from time to time.

         5. EVENTS OF DEFAULT, REMEDIES; COLLATERAL AGENT. (a) If (i) the Borrower shall fail to pay any principal of the Loans when due in accordance with the terms hereof and of the Note, or

(ii) the Borrower shall fail to pay any interest on the Loans, or any other amount payable hereunder or under the Note, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof, or (iii) any representations or warranty made or deemed made by the Borrower herein or in any document delivered by the Borrower in connection herewith or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other document shall prove to have been incorrect in any material respect on or as of the date made or deemed made, and the facts or circumstances in respect of which such representation or warranty was incorrect have not changed to make such representation or warranty correct within 30 days after it was made, or (iv) any Event of Default under (and as defined in) the Credit Agreement shall occur and be continuing, or (v) at any time (A) the aggregate value that would be attributable to the Collateral and the Chase Collateral as a component of the HomeSide Tranche A Borrowing Base or the HomeSide Tranche B Borrowing Base, as the case may be, if calculated pursuant to the advance rates set forth in Section 4.1 and 4.2 of the Credit Agreement (but without regard to any characteristics of such Collateral or Chase Collateral that have been disclosed to Chase and Merrill on or before the date hereof as characteristics existing on the date hereof that make such assets ineligible for inclusion in the applicable borrowing bases under the Credit Agreement) is less than (B) the aggregate principal amount of loans, outstanding at such time under this Agreement and the Chase Agreement, then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of
Section 9 of the Credit Agreement, automatically the commitment of the Lender to make Loans hereunder shall be terminated and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Note shall immediately become due and payable, (B) if such event is any other default described in clause (i), (ii), (iii), or (iv) above, the Lender may by notice to the Borrower declare the commitment of the Lender to make Loans hereunder to be terminated and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Note to be due and payable forthwith, whereupon the same shall immediately become due and payable, and (C) the Collateral Agent, for the benefit of Chase and the Lender, shall have such remedies with respect to the Collateral as are set forth in the HomeSide Security Agreement (as incorporated and modified pursuant to the definition of the term "Collateral" and paragraph 4 hereof).

         (b) Chase hereby agrees that the security interest of the Lender in the Collateral shall have priority over the interest granted to Chase hereunder in the Collateral, and any rights of Chase to such Collateral or any proceeds thereof, or any remedies in respect thereof, shall be subject to the prior satisfaction in full of the Obligations. The Lender hereby agrees that the security interest of Chase in the Chase Collateral shall have priority over the interest granted to the Lender hereunder in the Chase Collateral, and any rights of the Lender to such Chase Collateral or any proceeds thereof, or any remedies in respect thereof, shall be subject to the prior satisfaction in full of the Chase Obligations. Any money, property or securities realized upon the sale, disposition or other realization by the Collateral Agent upon all or any part of the Collateral, shall be applied by the Collateral Agent FIRST, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Collateral Agent or the Lender in connection with such realization on the

Collateral or the protection of their rights and interests therein; SECOND, to the payment in full of all Obligations; THIRD, to the payment in full of all Chase Obligations; and FOURTH, to pay to the Borrower or its respective representatives or as a court of competent jurisdiction may direct, any surplus then remaining. Any money, property or securities realized upon the sale, disposition or other realization by the Collateral Agent upon all or any part of the Chase Collateral, shall be applied by the Collateral Agent FIRST, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Collateral Agent or Chase in connection with such realization on the Chase Collateral or the protection of their rights and interests therein; SECOND, to the payment in full of all Chase Obligations; THIRD, to the payment in full of all Obligations; and FOURTH, to pay to the Borrower or its respective representatives or as a court of competent jurisdiction may direct, any surplus then remaining.

         (c) The Lender and Chase hereby appoint Chase as Collateral Agent hereunder for the purpose of carrying out the terms of this Agreement with respect to the Collateral and the Chase Collateral, and authorize Chase in such capacity to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release. The Lender waives any claim it might have against Chase as Collateral Agent with respect to, or arising out of, any action or failure to act or any error of judgment or negligence on the part of Chase or its respective directors, officers, employees or agents with respect to any exercise of rights or remedies relating to the Collateral or the Chase Collateral. Neither Chase nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or the Chase Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or Chase Collateral upon the request of the Lender or any other Person or to take any other action whatsoever with regard to the Collateral or Chase Collateral or any part thereof.

         6. PAYMENT OF EXPENSES. The Borrower agrees (a) to pay or reimburse the Lender for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the Note and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lender, (b) to pay or reimburse the Lender for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Note and any such other documents, including, without limitation, the fees and disbursements of counsel to the Lender, (c) to pay, indemnify, and hold the Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Note and any such other documents, and (d) to pay, indemnify, and hold the Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Note and any such other documents (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), PROVIDED that the Borrower shall have no obligation hereunder to the Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Lender. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

         7. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects, PROVIDED, that the references to the Credit Agreement therein shall be deemed to be references to this Agreement and the Note. Each request by the Borrower that a Loan be made hereunder, and each borrowing thereof, shall constitute a representation and warranty by the Borrower on the date thereof that all such representations and warranties set forth in the preceding sentence are true and correct in all material respects as if made on such date.

         8. CONDITIONS TO EFFECTIVENESS. This Agreement shall be considered effective as of the date on which the Lender receives (i) the Note, duly executed and delivered by a duly authorized officer of each of the Borrower, (ii) such instruments and documents as the Lender requests in connection with the Collateral and the security interest therein granted hereunder, including executed Uniform Commercial Code filings in proper form for filing and acknowledgment agreements relating thereto in form and substance satisfactory to the Lender, (iii) such opinions of counsel to the Borrower as the Lender shall request and certified copies of the resolutions of the Board of Directors of the Borrower authorizing this Agreement and the borrowings and security interests contemplated hereby, and (iv) evidence satisfactory to it that the Borrower has taken all actions necessary to provide the Lender with a perfected, first priority security interest in such Collateral.

         9. COUNTERPARTS. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. SUBMISSION TO JURISDICTION; WAIVERS. The Borrower hereby irrevocably and unconditionally (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Note, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof, (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection
11.2 of the Credit Agreement or at such other address of which the Lender shall have been notified pursuant thereto, (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction, and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

         12. WAIVERS OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                       HOMESIDE LENDING, INC.

                                       By: /s/ Debra F. Watkins
                                           -------------------------------------
                                           Title: Senior Vice President

                                       MERRILL LYNCH MORTGAGE
                                       CAPITAL, INC.

                                       By:
                                           -------------------------------------
                                           Title: Director


                                       THE CHASE MANHATTAN BANK, as
                                       Lender under the Chase Agreement and as
                                       Collateral Agent hereunder

                                       By: /s/ P.A. Parker
                                           -------------------------------------
                                           Title: Vice President